UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   July 29, 2004 (July 29, 2004)

VANGUARD HEALTH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	333-71934	62-1698183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
20 Burton Hills Boulevard, Suite 100, Nashville, Tennessee		37215
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code        (615) 665-6000

______________________________

Item 9. Item 12.

Regulation FD Disclosure
                 and
Results of Operations and Financial Condition

            The information contained in this Form 8-K is being furnished pursuant to Form 8-K Item 9 “Regulation FD Disclosure” and Item 12 “Results of Operations and Financial Condition”.

            Vanguard Health Systems, Inc. (the “Company”) is providing certain unaudited preliminary financial information (the “Preliminary Financial Information”) for its fourth quarter and fiscal year ended June 30, 2004, for informational purposes for interested investors.  The Preliminary Financial Information and certain unaudited preliminary supplementary financial information related thereto required by Regulation G (the “Supplementary Financial Information”) is set forth in Exhibits 99.1 and 99.2, respectively, attached hereto and incorporated herein by reference.  The preliminary financial disclosure about the Company’s operating results for the quarter and fiscal year ended June 30, 2004, set forth in each of the Preliminary Financial Information and the Supplemental Financial Information is subject to adjustment in the Company’s full fourth quarter and fiscal year-end earnings release.  The Company intends to issue the full financial earnings release prior to market opening on Monday, August 9, 2004 and to hold a conference call to discuss the quarterly and annual results on Monday, August 9, 2004, at 11:00 EDST.

            The Preliminary Financial Information contains a non-GAAP financial measure, Adjusted EBITDA.  The Company defines Adjusted EBITDA as income before interest expense (net of interest income), income taxes, depreciation and amortization, minority interests, equity method income or loss, non-cash stock compensation, gain or loss on sale of assets and debt extinguishment costs.  For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the income statement, balance sheet or statement of cash flows of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented.  In this regard, GAAP refers to generally accepted accounting principles in the United States.  Pursuant to the requirements of Regulation G, the Company has provided a reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure to Adjusted EBITDA, net income, included in Exhibit 99.2

            Further, the Preliminary Financial Information also contains certain other EBITDA-related non-GAAP financial measures (the “Special Non-GAAP Financial Measures”) as of and for the Company’s fiscal year ended June 30, 2004.  In the

Supplementary Financial Information the Company presents the most directly comparable GAAP financial measures to the respective Special Non-GAAP Financial Measures and the required reconciliations under Regulation G.

            Management believes that Adjusted EBITDA and the Special Non-GAAP Financial Measures provide useful information about the Company’s financial performance to investors, lenders, financial analysts and rating agencies since these groups have historically used EBITDA-related measures in the health care industry, along with other measures, to estimate the value of a company, to make informed investment decisions and to evaluate a company’s operating performance compared to that of other companies in the health care industry, a company’s leverage capacity and its ability to meet its debt service.  Adjusted EBITDA eliminates the uneven effects of non-cash depreciation of tangible assets and amortization of intangible assets, much of which results from acquisitions accounted for under the purchase method of accounting.  Adjusted EBITDA also eliminates the effects of changes in interest rates which management believes relate to general trends in global capital markets, but are not necessarily indicative of a company’s operating performance. Adjusted EBITDA is also used by the Company’s management to measure individual performance for incentive compensation purposes and as an analytical indicator for purposes of allocating resources to its operating businesses and assessing their performance, both internally and relative to the Company’s peers, as well as to evaluate the performance of the Company’s operating management teams.  The Special Non-GAAP Financial Measures are also used by the Company’s management and the lenders under the Company’s principal bank credit facility to determine compliance with covenants set forth in such credit facility and to determine the interest rate applicable to revolving loans under the facility.  The amounts shown for estimated Adjusted EBITDA as presented in the Preliminary Financial Information differ from the amounts calculated under the definition of EBITDA used in the Company’s principal bank credit facility. The definition of EBITDA used in the Company’s principal bank credit facility is further adjusted for certain other cash and non-cash charges.

            A limitation of Adjusted EBITDA, however, is that it does not reflect the periodic cost of certain capitalized assets that the Company uses to generate its revenues.  The Company evaluates these costs through other financial measures such as capital expenditures. Adjusted EBITDA also does not reflect income net of interest expense, which is a significant expense because of the Company’s substantial indebtedness.  Despite these limitations, management believes that Adjusted EBITDA, as an operating performance measure, and not as a liquidity measure, provides investors and analysts with a useful measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets among otherwise comparable companies.  Finally, management believes it is useful to investors to provide them with disclosure of the Company’s operating results using the same key financial metric as that used by management.

            The information in this Form 8-K and the Exhibits attached hereto shall be deemed “furnished” and not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Exchange Act or under the Securities Act of 1933, as amended, except as shall be set forth in a specific reference in such a filing.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:   July 29, 2004                                                                                                  VANGUARD HEALTH SYSTEMS, INC.
                                                                                                                                                            (Registrant)

                                                                                                                                    BY: /s/ Phillip W. Roe
                                                                                                                                           Phillip W. Roe
                                                                                                                                           Senior Vice President and
                                                                                                                                           Chief Accounting Officer

VANGUARD HEALTH SYSTEMS, INC.
EXHIBIT INDEX

Exhibit No.	Subject Matter

99.1	Unaudited Preliminary Financial Information of Vanguard Health Systems, Inc. for its fourth quarter and fiscal year ended June 30, 2004.

99.2	Unaudited Preliminary Supplementary Financial Information relating to Regulation G.